                                                                   EXHIBIT 10.11



                             STOCK PURCHASE WARRANT

THIS WARRANT (THE "WARRANT") IS ISSUED PURSUANT TO THE TERMS OF THE PROVISIONS OF AN AGREEMENT (THE "AGREEMENT") BETWEEN UDATE.COM, INC. (THE "COMPANY") AND THE INITIAL WARRANT HOLDER. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY. THIS SECURITY WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Dated: November 9, 2000                                         Warrant No. 1


             ------------------------------------------------------

                                UDATE.COM, INC.
                     (formerly ANTHEM RECORDING WEST INC.)

                             STOCK PURCHASE WARRANT

                         172,550 Shares of Common Stock


        The term "Holder" shall initially refer to Morrison & Foerster LLP which is the initial holder of this Warrant and shall further refer to any subsequent permitted holder of this Warrant from time to time.

        The Company does hereby certify and agree that, for good and valuable consideration, the Holder, or its permitted successors and assigns, hereby is entitled to purchase from UDATE.COM, INC. (formerly ANTHEM RECORDING WEST INC.)(the "Company") one hundred seventy-two thousand five hundred fifty (172,550) duly authorized, validly issued, fully paid and non-assessable shares of the Common Stock ("Stock") of the Company upon the terms and subject to the provisions of this Warrant.

Section 1.      Price and Exercise of Warrant.

        1.1     Term of Warrant.

                This Warrant shall be exercisable for a period of ten (10) years after the date hereof (the expiration date for this Warrant is hereinafter referred to as the "Expiration Date").

        1.2 Exercise Price. The price per share at which the shares of Stock are issuable upon exercise of this Warrant (the "Warrant Shares") shall be $4.00 (the "Warrant Price").

        1.3     Exercise of Warrant.

                (a) This Warrant may be exercised, in whole or in part, upon surrender to the Company at its then principal offices in the United States of the certificate or certificates evidencing this Warrant to be exercised, together with the form of election to exercise attached hereto as Exhibit A duly completed and executed, and upon payment to the Company of the Warrant Price for the number of Warrant Shares in respect of which this Warrant is then being exercised.

                (b) Payment of the aggregate Warrant Price may be made (i) in cash or by cashier's or bank check or (ii) if Stock is at the time traded on a national securities exchange or the NASDAQ National Market, by making a Cashless Exercise (as defined herein). Upon a "Cashless Exercise" the Holder shall receive shares of Stock on a net basis such that, without the payment of any funds, the Holder shall surrender this Warrant in exchange for the number of shares of Stock equal to the product of (i) the number of shares of Stock as to which this Warrant is being exercised, multiplied by (ii) a fraction, the numerator of which is the aggregate fair market value price of such Stock less the aggregate then applicable exercise price, and the denominator of which is such aggregate fair market value price.

                (c) Subject to Section 2 hereof, upon surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Warrant Price, the Company shall cause to be issued and delivered to the Holder or such other person as the Holder may designate in writing a certificate or certificates for the number of full shares of Stock so purchased upon the exercise of this Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Stock as of the date of the surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Warrant Price; provided, that if the date of surrender of this Warrant and payment of the Warrant Price is not a business day, the certificates for the shares of Stock shall be issued as of the next business day (whether before or after the Expiration Date), and, until such date, the Company shall be under no duty to cause to be delivered any certificate for such shares of Stock or for shares of such other class of stock. If this Warrant is exercised in part, a new warrant certificate of the same tenor and for the number of Warrant Shares not exercised shall be executed by the Company.

        1.4 Fractional Interests. The Company shall not be required to issue fractions of shares of Stock on the exercise of this Warrant. If any fraction of a share of Stock would be issuable upon the exercise of this Warrant (or any portion thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the last reported sale price of the Stock on the NASDAQ National Market System or any other national securities exchange or market on which the Stock is then listed or traded.



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
Section 2.      Exchange and Transfer of Warrant.

                (a) This Warrant may be transferred, in whole or in part, without restriction, subject to receipt of an opinion from Morrison & Foerster LLP or any other law firm satisfactory to the Company that such transfer is in compliance with applicable securities laws. A transfer may be registered with the Company by submission to it of this Warrant, together with the annexed Assignment Form attached hereto as Exhibit B duly completed and executed. After the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new warrant (representing the portion of this Warrant so transferred) at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new holder's name. In the event of a partial transfer of this Warrant, the Company shall concurrently issue and deliver to the transferring holder a new warrant that entitles the transferring holder to purchase the balance of this Warrant not so transferred and that otherwise is upon the same terms and conditions as this Warrant. Upon the due delivery of this Warrant for transfer, the transferee holder shall be deemed for all purposes to have become the holder of the new warrant issued the portion of this Warrant so transferred, effective immediately prior to the close of business on the date of such delivery, irrespective of the date of actual delivery of the new warrant representing the portion of this Warrant so transferred.

                (b) In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event and (ii) if requested by the Company, an indemnity agreement reasonably satisfactory in form and substance to the Company. In the event of the mutilation of or other damage to the Warrant, the Company shall execute and deliver an identical new warrant to the Holder in substitution therefor upon the Company's receipt of the mutilated or damaged warrant.

                (c) The Company shall pay all costs and expenses incurred in connection with the exercise, exchange, transfer or replacement of this Warrant, including, without limitation, the costs of preparation, execution and delivery of a new warrant and of stock certificates representing all Warrant Shares; provided, that the Holder shall pay all stamp and other transfer taxes payable in connection with the transfer or replacement of this Warrant.

Section 3.      Certain Covenants.

                (a) The Company shall at all times reserve for issuance and keep available out of its authorized and unissued shares of Stock, solely for the purpose of providing for the exercise of this Warrant, such number of shares of Stock as shall from time to time be sufficient therefor.

                (b) The Company will not, by amendment of its Certificate of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the foregoing, the Company (i) will not increase the par value of any shares of capital stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of capital stock upon the exercise of this Warrant.

Section 4.      Adjustment of Warrant Price and Number of Warrant Shares.

        The Warrant Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as hereinafter provided.

                (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its Stock in shares of its Stock, (ii) subdivide its outstanding Stock, (iii) combine its outstanding Stock into a smaller number of shares, or (iv) issue any shares by reclassification of its Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder, upon exercise of this Warrant after such date, shall be entitled to receive the aggregate number and kind of shares of Stock which, if this Warrant had been exercised immediately prior to such record date, it would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination or reclassification.

                (b) Whenever the Warrant Price payable upon exercise of this Warrant is adjusted pursuant to paragraph (a) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of this Warrant by the Warrant Price in effect as of the date of this Warrant and dividing the product so obtained by the Warrant Price, as adjusted.

                (c) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, that any adjustments not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                (d) Whenever the Warrant Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Warrant Price and adjusted number of shares issuable upon exercise of this Warrant to be mailed to the Holder. The certificate setting forth the computation shall be signed by the Chief Financial Officer of the Company.

                (e) In the event that at any time, as a result of any adjustment made pursuant to paragraph (a) above, the holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Stock contained in paragraph (a) above.

Section 5.      Consolidation, Merger or Sale of Assets.

                (a) In case of any consolidation of the Company with, or merger of the Company with or into any other entity (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Stock), or any sale or transfer of all or substantially all of the assets of the Company or of the person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number or shares of Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer.

                (b) Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles or incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 5 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

Section 6.      Rights and Obligations of the Warrant Holder.

        This Warrant shall not entitle the Holder to any rights of a stockholder in the Company. The Holder shall have the specific "piggyback" registration rights set forth in Exhibit C attached hereto and made a part hereof. Capitalized terms not otherwise defined in Exhibit C shall have the meanings set forth herein.

Section 7.      Restrictive Stock Legend.

        This Warrant and the Warrant Shares have not been registered under any securities laws. Accordingly, any stock certificates issued pursuant to the exercise of this Warrant shall (until receipt of an opinion from Morrison & Foerster LLP or another law firm satisfactory to the Company that such legend is no longer necessary) bear the following legend:

                THIS SECURITY WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED




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

                UNDER THE SECURITIES ACT OR IF AN EXEMPTION FROM
                REGISTRATION IS AVAILABLE.

Section 8.      Notices.

        Any notice or other communication required or permitted to be given here shall be in writing and shall be effective (a) upon hand delivery or delivery by e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received) or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communication shall be:

        If to the Company:

                UDATE.COM LIMITED
                575 Lexington Avenue, 4th Floor
                New York, NY 10022
                Telephone:
                Telecopier:
                E-Mail:
                Attention: Martin Clifford

        If to the Holder:

                Morrison & Foerster LLP
                425 Market Street
                San Francisco, CA 94105-2482
                Telephone:  (415) 268-7000
                Telecopier: (415) 268-7522
                E-Mail: msmall@mofo.com
                Attention: Managing Partner

Each party hereto may from time to time change its address for notices under this Section 8 by giving at least 10 days' notice of such changes address to the other party hereto.

Section 9.      Amendments and Waivers.

        This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.


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

Section 10.     Applicable Law.

        This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on the day and year first above written.


                                         UDATE.COM, INC.


                                         By: /s/ MELVYN MORRIS
                                            ------------------------------
                                            Melvyn Morris, President

                                   Exhibit A

To:     UDATE.COM, INC.


                              ELECTION TO EXERCISE

                The undersigned hereby exercises its right to subscribe for and purchase from UDATE.COM, INC, fully paid, validly issued and nonassessable shares of Stock covered by the within Warrant and tenders payment herewith in the amount of $______________________ in accordance with the terms thereof, and requests that certificates for such shares be issued in the name of, and delivered to:


                       ______________________
                       ______________________
                       ______________________

Date: _____________________         [Holder]


                                                    By _________________________
                                                       Name:
                                                       Title:

                                   Exhibit B

                                ASSIGNMENT FORM

To:     UDATE.COM, INC.

        The undersigned hereby assigns and transfers this Warrant to

_______________________________________________________________________________
        (Insert assignee's social security or tax identification number)

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
__________________________________________________________________________
            (Print or type assignee's name, address and postal code)

and irrevocably appoints _______________________________________________________
to transfer this Warrant on the books of the Company.

Date: __________________                          [Holder]


                                                  By __________________________
                                                     Name:
                                                     Title:

        (Sign exactly as your name appears on the face of this Warrant)


Signature guarantee:

                                   Exhibit C

                         PIGGYBACK REGISTRATION RIGHTS

        1. PIGGYBACK REGISTRATION RIGHTS.

                1.1 Piggyback Rights. If (but without any obligation to do so) the Company proposes to register any of its capital stock under the United States Securities Act of 1933 (the "Act") in connection with the public offering of such stock (other than (i) a registration relating solely to the sale of securities to participants in a Company stock option or stock rights or stock purchase plan, (ii) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Stock; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within thirty (30) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.4 of this Exhibit C, use its commercially reasonable efforts to cause a registration statement to become effective, which includes all of the Stock that the Holder requests to be registered by such notice and for which the Holder (or its individual members) is then the shareholder of record. The Holder acknowledges that registration of securities by the Company may give rise to piggyback registration rights of other stockholders, which may affect the Holder's rights as described hereunder.

                1.2 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration.

                1.3 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Section, including without limitation all registration, filing and qualification fees (including Blue Sky fees), printers' and accounting fees, and fees and disbursements of counsel for the Company and the reasonable fees and disbursements for one counsel for the Holder shall be borne by the Company. Any fees or disbursements of counsel for the Holder (other than the single counsel referenced above) shall be borne by the Holder.

                1.4 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the capital stock of the Company, the Company shall not be required under this Section to include any of the Stock in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. If the total amount of securities, including Stock, requested by stockholders or other securities holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Stock, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as may be mutually agreed to by such selling stockholders).

          1.5 Information from the Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section with respect to the Stock that the Holder shall furnish to the Company such information regarding itself and its individual members, the Stock held by Holder or its members, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Stock.

          1.6 No Delay of Registration. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section.

     2.   INDEMNIFICATION

     In the event any shares of Stock are included in a registration statement under Section 1 of this Exhibit C:

          2.1 The Company Indemnity. To the extent permitted by law, the Company will indemnify, defend and hold harmless the Holder, the partners or officers, directors, stockholders, legal counsel and accountants for the Holder, any underwriter (as defined in the Act) for the Holder and each person, if any, who controls the Holder or underwriter, within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each an "Indemnified Person"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with such registration; and the

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
Company will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided however that the indemnity agreement contained in this Section 2.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Indemnified Person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting any such losses, claims, damages or liabilities Stock in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnified Person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          2.2 Holder Indemnity. To the extent permitted by law, the Holder and each of them will jointly and severally indemnify, defend and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for The Company, any underwriter, any other stockholder selling securities in such registration statement and any controlling person of any such underwriter or other stockholder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (but excluding clause (iii) of the definition thereof), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any person intended to be indemnified pursuant to this Section 2.2 for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided however that the indemnity agreement contained in this Section 2.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

          2.3 Prompt Notice Required. Promptly after receipt by an indemnified party under this Section 2 of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.3.

          2.4 Alternative Relief. If the indemnification provided for in this Section 2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party.

          2.5 Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions of this Section 2, the provisions in the underwriting agreement shall control.

          2.6 Survival. The obligations of the Company and the Holder under this Section 2 shall survive the completion of any offering of the Stock in a registration statement under Section 1 of this Exhibit C, and otherwise.

     3.   ASSIGNMENT

       The rights to cause the Company to register Stock pursuant to Section 1 of this Exhibit C may be assigned (but only with all related obligations) by Holder to a transferee or assignee of such securities provided; (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of the Agreement.

     4.   TERMINATION OF REGISTRATION RIGHTS

       The Holder shall not be entitled to exercise any right provided for in
Section 1 of this Exhibit C after such time at which all Stock of the relevant holder can be sold in any three (3) month period without registration in compliance with Rule 144 of the Act.